Exhibit 10.23

NONQUALIFIED SAVINGS AND

DEFERRED COMPENSATION PLAN FOR

EMPLOYEES OF

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

(Effective as of January 1, 2008)

NONQUALIFIED SAVINGS AND

DEFERRED COMPENSATION PLAN FOR

EMPLOYEES OF

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

ARTICLE I

PURPOSE

American Water Works Company, Inc. hereby adopts this Plan, effective as of the Effective Date, in recognition of the services provided by certain key employees and officers of the Employer. The Plan is intended to provide Group I Employees with the opportunity to defer a portion of their Base Salary and Bonus on a tax-favored basis and to receive Group I Matching Contributions on such deferrals, as well as to receive an additional deemed annual contribution from AWW for a portion of their Bonus, plus the portion of their Base Salary that exceeds the limit on compensation under section 401(a)(17) of the Code. Certain Group I Employees shall also be eligible for a one-time Special Contribution. The Plan is also intended to provide Group II Employees with the opportunity to defer a portion of their Base Salary and Bonus on a tax-favored basis and to receive Group II Matching Contributions on such deferrals, as well as to receive an additional deemed annual contribution from AWW for a portion of their Base Salary that exceeds the limit on compensation under section 401(a)(17) of the Code. Further, the Plan is intended to provide Group III Employees with the opportunity to defer a portion of their Base Salary and Bonus on a tax-favored basis and to receive Group III Matching Contributions on their Base Salary Deferrals. Certain Group III Employees shall also be eligible for a one-time Special Contribution. AWW intends that the Plan shall at all times be maintained on an unfunded basis for federal income tax purposes under the Code and administered as a non-qualified “top-hat” plan exempt from the substantive requirements of ERISA. AWW also intends that the Plan be operated and maintained in accordance with the requirements of section 409A of the Code and the regulations and rulings thereunder. All capitalized terms shall have the meanings set forth in Article II below.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

Section 2.01 “Account(s)” means, as applicable, for (a) a Group I Employee, his or her Group I Deferral Account, Group I Matching Account, Group I Employer Defined Contribution Account and Special Contribution Account, (b) for a Group II Employee, his or her Group II Deferral Account, Group II Matching Account and Group II Employer Defined Contribution Account, and (c) for a Group III Employee, his or her Group III Deferral Account, Group III Matching Account and Special Contribution Account.

Section 2.02 “AIP” means the American Water Works Company, Inc. Annual Incentive Plan, as in effect for the relevant Plan Year.

Section 2.03 “Amended Enrollment Agreement” means a new Enrollment Agreement executed by a Participant that satisfies the requirements of Section 7.05 and that changes the time and/or form of a distribution for a particular Plan Year.

Section 2.04 “AWW” means American Water Works Company, Inc. or any successor thereto.

Section 2.05 “Base Salary” means, for each Participant, his or her annual rate of base salary for the Plan Year paid to the Participant by his or her Employer, including amounts deferred under this Plan with respect to the Plan Year.

Section 2.06 “Base Salary Deferral” means that portion of Base Salary as to which a Participant has made an annual irrevocable election to defer receipt until the date specified in the Participant’s Enrollment Agreement.

Section 2.07 “Beneficiary” means the person or persons (natural or otherwise) designated by the Participant as such in accordance with Section 10.01.

Section 2.08 “Board” means the Board of Directors of AWW.

Section 2.09 “Bonus” means the amount earned by a Participant for a Plan Year under the AIP or AWW’s Business Development Incentive Plan, but does not include any other annual incentive plan maintained by the Employer for which the Participant earns a bonus for the Plan Year.

Section 2.10 “Bonus Deferral” means the portion of the Bonus as to which a Participant has made an annual irrevocable election to defer receipt.

Section 2.11 “Cause” means a finding by the Board that the Participant (a) has breached his or her employment or service contract with the Employer, if any; (b) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty; (c) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information; (d) has breached any written noncompetition or nonsolicitation agreement between the Participant and the Employer; or (e) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

Section 2.12 “Change of Control” means:

(a) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of AWW representing more than 50% of the voting power of the then outstanding securities of AWW; provided that a Change of Control shall not be deemed to occur as a result of (i) a transaction in which AWW becomes a subsidiary of another corporation and in which the shareholders of AWW, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors, (ii) the initial public offering of the shares of the common stock of AWW, or (iii) any subsequent public offering of the shares of the common stock of AWW;

(b) The consummation of (i) a merger or consolidation of AWW with another corporation where the shareholders of AWW, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of AWW, or (iii) a liquidation or dissolution of AWW; or

(c) After the Effective Date, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than one year, unless the election or nomination for election of each new director who was not a director at the beginning of such one-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Section 2.13 “Code” means the Internal Revenue Code of 1986, as amended.

Section 2.14 “Committee” means the AWW Retirement/Benefits Committee (or any successor thereto) or its delegate, or such other committee appointed by the Board to administer the Plan. If no members have been appointed to the Committee, the Board shall act as the Committee.

Section 2.15 “Compensation Limit” means the dollar limitation in effect under section 401(a)(17) of the Code with respect to a Plan Year, adjusted for inflation.

Section 2.16 “Deemed Investment Option” means the deemed investment options as designated by the Committee for purposes of the Plan, as may be changed from time to time. Each Participant shall designate the Deemed Investment Options pursuant to which deemed earnings (or losses) shall be credited to the Participant’s Account(s) in accordance with Article V.

Section 2.17 “Designated Subsidiary” means a regulated subsidiary of AWW that is listed in Exhibit A and any other regulated subsidiary of AWW for which the Board (or the Committee) subsequently designates as a participating subsidiary for purposes of the Plan.

Section 2.18 “Effective Date” means January 1, 2008.

Section 2.19 “Employee” means any individual who is actively employed by the Employer on a full-time basis and whose earnings are reported on Form W-2; provided, however, that to qualify as an “Employee” for purposes of the Plan the individual must be a member of a group of “key management or other highly compensation employees” of the Employer, within the meaning of sections 201, 301 and 401 of ERISA, and be specifically designated by the Committee as an Employee for purposes of the Plan.

Section 2.20 “Employer” means AWW and each Designated Subsidiary. A Designated Subsidiary may revoke its acceptance of such designation at any time, but until such acceptance has been revoked, all of the provisions of the Plan and amendments thereto shall apply to the Eligible Employees of the Designated Subsidiary. In the event the designation is revoked by a Designated Subsidiary, the Plan shall be deemed terminated only with respect to such Designated Subsidiary.

Section 2.21 “Enrollment Agreement” means the authorization form which a Group I Employee, Group II Employee and Group III Employee files with the Committee to make deferrals to the Plan.

Section 2.22 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Section 2.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.24 “Group I Deferral Account” means the bookkeeping account established by AWW to which are credited Group I Deferral Contributions, and notational earnings and losses thereon.

Section 2.25 “Group I Deferral Contribution” means the Base Salary Deferral and Bonus Deferral credited to the Plan by a Group I Employee pursuant to Section 4.01(b).

Section 2.26 “Group I Employee” means those Employees who meet the requirements set forth on the attached Exhibit B for the relevant Plan Year.

Section 2.27 “Group I Employer Defined Contribution Account” means the bookkeeping account established by AWW to which are credited Group I Employer Defined Contributions, and notational earnings and losses thereon.

Section 2.28 “Group I Employer Defined Contribution” means the amounts credited to the Plan for a Group I Employee by AWW pursuant to Section 4.01(a).

Section 2.29 “Group I Matching Account” means the bookkeeping account established by AWW to which are credited Group I Matching Contributions, and notational earnings and losses thereon.

Section 2.30 “Group I Matching Contribution” means the amounts credited to the Plan for a Group I Employee by AWW pursuant to Section 4.01(c).

Section 2.31 “Group II Deferral Account” means the bookkeeping account established by AWW to which are credited Group II Deferral Contributions, and notational earnings and losses thereon.

Section 2.32 “Group II Deferral Contribution” means the Base Salary Deferral and Bonus Deferral credited to the Plan by a Group II Employee pursuant to Section 4.02(b).

Section 2.33 “Group II Employee” means those Employees who meet the requirements set forth on the attached Exhibit C for the relevant Plan Year.

Section 2.34 “Group II Employer Defined Contribution Account” means the bookkeeping account established by AWW to which are credited Group II Employer Defined Contributions, and notational earnings and losses thereon.

Section 2.35 “Group II Employer Defined Contribution” means the amounts credited to the Plan for a Group II Employee by AWW pursuant to Section 4.02(a).

Section 2.36 “Group II Matching Account” means the bookkeeping account established by AWW to which are credited Group II Matching Contributions, and notational earnings and losses thereon.

Section 2.37 “Group II Matching Contribution” means the amounts credited to the Plan for a Group II Employee by AWW pursuant to Section 4.02(c).

Section 2.38 “Group III Deferral Account” means the bookkeeping account established by AWW to which are credited Group III Deferral Contributions, and notational earnings and losses thereon.

Section 2.39 “Group III Deferral Contribution” means the Base Salary and Bonus Deferral credited to the Plan by a Group III Employee pursuant to Section 4.03(a).

Section 2.40 “Group III Employee” means those Employees who meet the requirements set forth on the attached Exhibit D for the relevant Plan Year.

Section 2.41 “Group III Matching Account” means the bookkeeping account established by AWW to which are credited Group III Matching Contributions, and notational earnings and losses thereon.

Section 2.42 “Group III Matching Contribution” means the amounts credited to the Plan for a Group III Employee by AWW pursuant to Section 4.03(b).

Section 2.43 “Identification Date” means December 31.

Section 2.44 “Key Employee” means an Employee who is one of the following (a) an officer of the Employer having annual compensation greater than $140,000 (adjusted for inflation pursuant to section 416(i) of the Code and limited to the top 50 Employees), (b) a five percent owner of the Employer, or (c) a one percent owner of the Employer having annual compensation from the Employer of more than $150,000, subject to such other determinations made by the Committee, in its sole discretion, in a manner consistent with the regulations issued under section 409A of the Code. For purposes of this definition, the term “compensation” shall have the meaning under Treas. Reg. § 1.415(c)-2(a), without using the safe harbor provided in Treas. Reg. § 1.415(c)-2(d), any of the special timing rules provided in Treas. Reg. § 1.415(c)-2(e), and any special rules provided in Treas. Reg. § 1.415(c)-2(g).

Section 2.45 “Matching Compensation” means (a) for Group I Employees and Group II Employees—Base Salary, plus Bonus, for the Plan Year, and (b) for Group III Employees - Base Salary for the Plan Year.

Section 2.46 “Matching Contribution” means as such term is defined in the Savings Plan.

Section 2.47 “Participant” means each Group I Employee, Group II Employee and Group III Employee who is participating in the Plan in accordance with the provisions of Article IV. In the event of a Participant’s death, the term Participant shall mean the Participant’s Beneficiary. In the case of a Participant’s incompetency, the term Participant shall include an individual with a duly authorized power of attorney or, in the absence of a duly authorized power of attorney, the Participant’s personal representative or guardian. An individual shall remain a Participant until that individual has received full distribution of any amount credited to the Participant’s Account(s).

Section 2.48 “Plan” means this plan, called the Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and Its Designated Subsidiaries.

Section 2.49 “Plan Year” means the 12 month period beginning on each January 1 and ending on the following December 31.

Section 2.50 “Savings Plan” means the Savings Plan for Employees of American Water Works Company, Inc. and Its Designated Subsidiaries, as may be amended from time to time.

Section 2.51 “Separation Date” means the date on which a Participant incurs a Separation From Service.

Section 2.52 “Separation From Service” means a Participant’s separation from service with the Employer within the meaning of section 409A of the Code and the regulations issued thereunder.

Section 2.53 “Special Contribution” means the amount credited to the Plan for a Group I Employee and Group III Employee by AWW pursuant to Sections 4.01(d) and 4.03(c), respectively. The Group I Employees and Group III Employees who shall be eligible to receive the Special Contribution shall only be those who are listed on the attached Exhibit E.

Section 2.54 “Special Contribution Account” means the bookkeeping account established by AWW to which are credited Special Contributions, and notational earnings and losses thereon.

Section 2.55 “Specified Distribution Date” means a specific time within the meaning of section 409A of the Code and the regulations issued thereunder that is designated by the Participant in his or her Enrollment Agreement or Amended Enrollment Agreement, as applicable; provided, however, that the Specified Distribution Date cannot be sooner than the date on which the Participant has vested in all of the amounts credited to his or her Account pursuant to Article VI.

Section 2.56 “Specified Employee” means an Employee who at any time during the 12-month period ending on an Identification Date is a Key Employee. If an Employee would be deemed a Key Employee as of an Identification Date, the Employee is treated as a “Specified Employee” for the 12-month period beginning on the fourth month following the end of the 12-month period following the Identification Date. Notwithstanding the foregoing, unless otherwise provided under section 409A of the Code and its corresponding regulations, no Participant shall be deemed a Specified Employee if at the time of the Participant’s Separation From Service no stock of the Employer, or any entity required to be aggregated with the Employer pursuant to section 414(b) or 414(c) of the Code, is publicly traded on an established securities market or otherwise.

Section 2.57 “Unforeseeable Emergency” means the Participant has experienced an “unforeseeable emergency” within the meaning of Treas. Reg. §1.409A-3(i)(3)(i).

ARTICLE III

ADMINISTRATION OF THE PLAN AND DISCRETION

Section 3.01 Administration. The Committee shall have full power and authority to interpret the Plan, to prescribe, amend and rescind any rules, forms and procedures as it deems necessary or appropriate for the proper administration of the Plan and to make any other determinations and to take any other such actions as it deems necessary or advisable in carrying out its duties under the Plan. All action taken by the Committee arising out of, or in connection with, the administration of the Plan or any rules adopted thereunder, shall, in each case, lie within its sole discretion, and shall be final, conclusive and binding upon AWW, the Employer, the Board, all Participants, all Beneficiaries of Participants and all persons and entities having an interest therein, and a Participant’s participation in the Plan shall constitute that Participant’s acknowledgement and acceptance of the Committee’s authority and discretion. The Committee may from time to time adopt rules and regulations governing the operation of this Plan and may employ and rely on such employees of the Employer, legal counsel, accountants, and agents, as it may deem advisable to assist in the administration of the Plan.

Section 3.02 Compensation of Committee; Expenses. Members of the Committee shall serve without compensation for their services unless otherwise determined by the Board. All expenses of administering the Plan shall be paid by AWW.

Section 3.03 Indemnification. AWW shall indemnify, defend and hold the Committee harmless from any and all claims, losses, damages, expenses (including counsel fees) and liability (including any amounts paid in settlement of any claim or any other matter with the consent of the Board) arising from any act or omission of such member, except when the same is due to gross negligence or willful misconduct.

Section 3.04 Interpretations. Any decisions, actions or interpretations to be made under the Plan by AWW, the Employer, the Board or the Committee shall be made in its respective sole discretion, not as a fiduciary and need not be uniformly applied to similarly situated individuals and shall be final, binding and conclusive on all persons interested in the Plan.

ARTICLE IV

PARTICIPATION

Section 4.01 Group I Employees.

(a) Employer Contributions. Effective as of the Effective Date, and annually thereafter, AWW will make a Group I Employer Defined Contribution to the Plan on behalf of each Group I Employee who is employed by the Employer on the first day of the Plan Year. The amount of such Group I Employer Defined Contribution for the Plan Year for each Group I Employee will be equal to the sum of (i) 5.25% of such Group I Employee’s Base Salary in excess of the Compensation Limit, and (ii) 5.25% of such Group I Employee’s Bonus. Any Group I Employer Defined Contribution made under this Section 4.01(a) will be credited to the Group I Employee’s Group I Employer Defined Contribution Account as soon as administratively practicable following the close of the Plan Year to which such Group I Employer Defined Contribution relates with respect to Base Salary for the Plan Year and as soon as administratively practicable following the date on which the Bonus for the Plan Year is paid to the Group I Employee. Notwithstanding the foregoing, as soon as administratively practicable following the Effective Date, AWW shall make a one-time Employer Contribution to the Employer Defined Contribution Account of each Group I Employee who is employed by the Employer as of the Effective Date and qualifies as a Group I Employee as of such date. The one-time Employer Contribution for each such Group I Employee shall be equivalent in value to the amount of the Employer Contribution that would have been contributed to the Plan on behalf of such Group I Employee for the period between (A) the later of (i) January 1, 2006 and (ii) the date the Group I Employee qualifies as such, and (B) December 31, 2007, plus an additional amount to reflect an assumed rate of earnings on such amounts, which such earnings amount shall be determined by the Committee, in its sole discretion.

(b) Deferral Contributions. Effective as of the Effective Date, and annually thereafter, all Group I Employees will be offered the opportunity to make a Base Salary Deferral and a Bonus Deferral with respect to Base Salary and Bonus to be earned in the Plan Year. Any Group I Employee may enroll in the Plan effective as of the first day of a Plan Year by filing a completed and fully executed Enrollment Agreement with the Committee by a date set by the Committee, but in any event prior to the first day of the Plan Year. Pursuant to said Enrollment Agreement, the Group I Employee shall irrevocably elect: (i) the percentage (up to 20%) (whole percentages only) by which (as a result of payroll reduction), the Group I Employee’s Base Salary to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan, and (ii) the percentage (up to 100%) (whole percentages only) by which (as a result of payroll reduction), the Group I Employee’s Bonus to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan. Any Group I Deferral Contribution made under this Section 4.01(b) will be credited to the Group I Employee’s Group I Deferral Contribution Account as soon as administratively practicable following the end of the month for which the deferral relates. An Enrollment Agreement executed by a Group I Employee will remain in effect for all subsequent Plan Years while the Group I Employee remains an Employee and qualifies as a Group I Employee, unless, prior to the beginning of any

Plan Year, the Group I Employee completes and fully executes a new Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year in which the new Enrollment Agreement will become effective. Notwithstanding anything herein to the contrary, if the Group I Employee experiences an Unforeseeable Emergency a Group I Employee may submit a request to the Committee on the form provided by the Committee to cease the Base Salary Deferrals and/or Bonus Deferrals, being made in the current Plan Year on the Group I Employee’s behalf. If the Committee determines that the Group I Employee has experienced an Unforeseeable Emergency the cessation of the Group I Employee’s Base Salary Deferrals and/or Bonus Deferrals will be effective as of the payroll period that ends after the Committee’s determination. Any Group I Employee who ceases Base Salary Deferrals and/or Bonus Deferrals on account of an Unforeseeable Emergency shall not be eligible to elect to make any future Base Salary Deferrals and/or Bonus Deferrals for the remainder of the Plan Year in which the Unforeseeable Emergency occurs. For any future Plan Year, the Group I Employee will need to execute a new Enrollment Agreement within the time period described above.

(c) Matching Contributions. Effective as of the Effective Date, and annually thereafter, each Group I Employee who makes a Group I Deferral Contribution for the Plan Year will receive a Group I Matching Contribution equal to (i) the sum of (A) 100% of his or her Group I Deferral Contribution, up to a maximum of 3% of the Group I Employee’s Matching Compensation, and (B) 50% of his or her Group I Deferral Contribution, up to a maximum of the next 2% of the Group I Employee’s Matching Compensation, less (ii) the maximum amount of Matching Contribution that the Group I Employee is eligible to receive under the Savings Plan, irrespective of whether the Group I Employee actually receives the maximum amount of Matching Contribution under the Savings Plan for the Plan Year. Any Group I Matching Contribution made under this Section 4.01(c) will be credited to the Group I Employee’s Group I Matching Contribution Account as soon as administratively practicable following the end of the of Plan Year to which it relates (or such other time(s) as the Committee may determine, in its sole discretion). No Matching Contributions will be made for a Group I Employee if such Group I Employee does not make any Group I Deferral Contributions for the Plan Year.

(d) Special Contribution. As soon as administratively practicable following the Effective Date, AWW shall make a one-time Special Contribution to the Special Contribution Account of each Group I Employee who is designated to receive the Special Contribution on the attached Exhibit E; provided, however, that each such specifically designated Group I Employee must be employed by the Employer on the Effective Date and qualify as a Group I Employee on such date. The one-time Special Contribution for each such Group I Employee shall be equivalent in value to the amount set forth for such Group I Employee on the attached Exhibit E. Any Group I Employee who is not listed on the attached Exhibit E shall not be eligible to receive the Special Contribution.

(e) Time of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.01(b), the Group I Employee shall also designate the time on which such Group I Deferral Contributions for the Plan Year shall be paid to the Group I Employee. A Group I Employee may elect one of the following as a permitted time for distribution of his or her Group I Deferral Contributions for such Plan Year:

(i) Separation From Service; (ii) a Specified Distribution Date; (iii) the earlier of a Separation From Service or a Specified Distribution Date; or (iv) the later of a Separation From Service or a Specified Distribution Date; provided, however, that if the Group I Employee does not make an election in the Enrollment Agreement as to the time of payment for his or her Group I Deferral Contributions for the Plan Year, the Group I Employee shall be deemed to have elected Separation From Service as the time of payment. A Group I Employee’s Group I Matching Contributions, Group I Employer Defined Contribution and Special Contribution for the Plan Year shall be paid at the same time as the Group I Deferral Contributions for the Plan Year are paid to the Group I Employee and no Group I Employee shall be eligible to make a separate election as to the time when his or her Group I Matching Contributions, Group I Employer Defined Contribution and Special Contribution for the Plan Year shall be paid to him or her; provided, however, if a Group I Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group I Employee may select the time of the distribution of his or her Group I Employer Defined Contribution and Special Contribution for the relevant Plan Year among the permitted times set forth in this Section 4.01(e), provided, that the Group I Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Group I Employer Defined Contribution and Special Contribution relates, but if no such election is made by the Group I Employee, the Group I Employee shall be deemed to have elected Separation From Service as the time of payment. Except as provided in Section 7.05, the election as to the time of payment cannot be subsequently changed. The Plan Year election that shall apply as to the time of distribution for the Special Contribution shall be the 2008 Plan Year election.

(f) Form of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.01(b), the Group I Employee shall also designate the form pursuant to which such Group I Deferral Contributions for the Plan Year shall be paid to the Group I Employee. A Group I Employee may elect one of the following forms for distribution of his or her Group I Deferral Contributions for such Plan Year: (i) lump sum or (ii) annual installments that are paid in an equivalent amount over a period of between two (2) and ten (10) years, as designated by the Group I Employee in the Enrollment Agreement; provided, however, that if the Group I Employee does not make an election in the Enrollment Agreement as to the form of payment for his or her Group I Deferral Contributions for the Plan Year, the Group I Employee shall be deemed to have elected lump sum as the form of payment. A Group I Employee’s Group I Matching Contributions. Group I Employer Defined Contribution and Special Contribution for the Plan Year shall be paid in the same form as the Group I Deferral Contributions for the Plan Year are paid to the Group I Employee and no Group I Employee shall be eligible to make a separate election as to the form in which his or her Group I Matching Contributions, Group I Employer Defined Contribution and Special Contribution for the Plan Year shall be paid to him or her; provided, however, if a Group I Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group I Employee may select the form of the distribution of his or her Group I Employer Defined Contribution and Special Contribution for the relevant Plan Year among the permitted forms set forth in this Section 4.01(f), provided, that the Group I Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Group I Employer Defined Contribution and Special Contribution relates, but if no such election is made by the Group I Employee, the Group

I Employee shall be deemed to have elected lump sum as the form of payment. For purposes of section 409A of the Code, each payment under this Plan shall be treated as a separate payment. In addition, an election as to a series of installment payments under the Plan is to be treated as an election to a series of separate payments. Except as provided in Section 7.05, the election as to the form of payment cannot be subsequently changed. The Plan Year election that shall apply as to the form of distribution for the Special Contribution shall be the 2008 Plan Year election.

(g) Newly Eligible Group I Employees. The Committee, acting on behalf of the Employer, may, in its discretion, permit an Employee who first becomes a Group I Employee after the beginning of a Plan Year, and such Employee is not and was not otherwise eligible to participate in this or any other nonqualified deferred compensation plan for the Plan Year that is required to be aggregated with the Plan for purposes of section 409A of the Code, to enroll in the Plan to defer Base Salary and/or Bonus for that Plan Year by filing a completed and fully executed Enrollment Agreement, in accordance with Section 4.01(b), as soon as administratively practicable following the date the Employee first becomes a Group I Employee but not later than thirty (30) days from such date. Notwithstanding the foregoing, however, any election by a Group I Employee, pursuant to this Section, to make a Base Salary Deferral and/or Bonus Deferral shall apply only with respect to Base Salary and Bonus paid for services to be performed after the date on which such Enrollment Agreement is filed. For this purpose, with respect to the Bonus Deferral, the election will be deemed to apply to the portion of the Bonus paid for services performed after the Enrollment Agreement is filed, provided that this amount will be determined by the total amount of Bonus for the performance period multiplied by the ratio of the number of days remaining in the performance period for the Bonus after the Enrollment Agreement is filed over the total number of days in the performance period.

(h) Change in Status. If at any time during the Plan Year a Group I Employee ceases to qualify as such, then the following provisions shall apply.

(i) Cessation as a Group I Employee. If a Group I Employee ceases to qualify as a Group I Employee at any time during the Plan Year, but remains employed by the Employer, AWW will credit to (A) such Group I Employee’s Group I Employer Defined Contribution Account, at the same time that Group I Employer Defined Contributions are credited to the other Group I Employees Group I Employer Defined Contribution Accounts, an amount equal to the amount that the Group I Employee would have received if the Group I Employee continued as such for the remainder of the Plan Year, except that (I) only the portion of the Base Salary earned by the Group I Employee during the period he or she qualified as a Group I Employee will be counted for this purpose, and (II) only a pro rata portion of the Bonus will be counted, with such pro rata portion determined by multiplying the Group I Employee’s Bonus for the Plan Year, by a fraction, the numerator of which is the number of days he or she qualified as a Group I Employee for the Plan Year and the denominator of which is 365; and (B) such Group I Employee’s Group I Matching Contribution Account, at the same time that Matching Contributions are credited to the other Group I Employee’s Group I Matching Contribution Account, an amount equal to the amount that the Group I Employee would have received if the Group I Employee continued as such for the remainder of the Plan Year, except that for purposes of determining the Group I Employee’s Matching Compensation (x) only the portion of the Base Salary earned by the Group I Employee during the period he or she qualified as a Group I Employee will be counted for this purpose and (y) only a pro rata portion of the Bonus will be counted, with such pro rata portion determined by multiplying the Group I Employee’s Bonus for the Plan Year, by a fraction, the numerator of which is the number of days he or she qualified as a Group I Employee for the Plan Year and the denominator of which is 365. In addition, the Group I Employee’s Base Salary Deferral and/or Bonus Deferral for the Plan Year will continue in effect for the remainder of the Plan Year. The Group I Employee shall not be eligible to receive any further Group I Employer Defined Contributions and Group I Matching Contributions, or elect to make Base Salary Deferrals and/or Bonus Deferrals, as a Group I Employee for any future Plan Year, unless the Group I Employee subsequently qualifies as a Group I Employee. Notwithstanding the foregoing, if a Group I Employee changes status during the Plan Year so that he or she ceases to qualify as a Group I Employee, but qualifies as a Group II Employee, the provisions of Section 4.02 below shall apply to the Group I Employee for the period between the date on which the change in status becomes effective and the earlier of (1) the last day of the Plan Year or (2) the date on which he or she ceases to be employed by the Employer; provided that such Group I Employee shall not be eligible to make any changes to his or her Base Salary Deferral and/or Bonus Deferral election for the Plan Year in which the change in status occurred. For any future Plan Years, the provisions of Section 4.02 shall apply if the Group I Employee then qualifies as a Group II Employee as of the beginning of such subsequent Plan Year.

(ii) Termination of Employment for any Reason Other Than Cause. If a Group I Employee ceases to be employed by an Employer at any time during the Plan Year for any reason other than a termination of employment by the Employer for Cause, AWW will credit, as soon as administratively practicable following the date the Group I Employee terminates employment with the Employer, to (x) the Group I Employee Defined Contribution Account of such Group I Employee a Group I Employer Defined Contribution equal to the amount that the Group I Employee accrued for the Plan Year ending on the date such Group I Employee terminated employment, except that no amount will be credited for any portion of the Bonus, if any, that is paid to the Group I Employee following the date of his or her termination of employment, and no additional Group I Employer Defined Contribution will be credited for such Group I Employee and (y) the Group I Matching Contribution Account of such Group I Employee a Group I Matching Contribution equal to the amount that the Group I Employee accrued for the Plan Year ending on the date of such Group I Employee’s termination of employment and no additional Group I Matching Contribution will be credited for such Group I Employee. In addition, following the date of the Group I Employee ceases to be employed by an Employer, the Group I Employee shall not be eligible to make any further Group I Deferral Contributions to the Plan.

(iii) Termination of Employment for Cause. If a Group I Employee ceases to be employed by an Employer at any time during the Plan Year as a result of a termination of employment by the Employer for Cause, all Group I Employer Defined Contributions, Group I Matching Contributions and Special Contributions that have been credited on behalf of such Group I Employee shall be forfeited. Furthermore, in such instances, no amounts will be credited to such Group I Employee’s Group I Employer Defined Contribution Account, Group I Matching Contribution Account and Special Contribution Account for the Plan Year in which such termination of employment occurs. In addition, following the date the Group I Employee ceases to be employed by an Employer, the Group I Employee shall not be eligible to make any further Group I Deferral Contributions to the Plan.

Section 4.02 Group II Employees.

(a) Employer Contributions. Effective as of the Effective Date, and annually thereafter, AWW will make a Group II Employer Defined Contribution to the Plan on behalf of each Group II Employee who is employed by the Employer on the first day of the Plan Year. The amount of such Group II Employer Defined Contribution for the Plan Year for each Group II Employee will be equal to 5.25% of such Group II Employee’s Base Salary in excess of the Compensation Limit. Any Group II Employer Defined Contribution made under this Section 4.02(a) will be credited to the Group II Employee’s Group II Employer Defined Contribution Account as soon as administratively practicable following the close of the Plan Year to which such Group II Employer Defined Contribution relates with respect to Base Salary for the Plan Year. Notwithstanding the foregoing, as soon as administratively practicable following the Effective Date, AWW shall make a one-time Employer Contribution to the Employer Defined Contribution Account of each Group II Employee who is employed by the Employer as of the Effective Date and qualifies as a Group II Employee as of such date. The one-time Employer Contribution for each such Group II Employee shall be equivalent in value to the amount of the Employer Contribution that would have been contributed to the Plan on behalf of such Group II Employee for the period between (A) the later of (i) January 1, 2006 and (ii) the date the Group II Employee qualifies as such, and (B) December 31, 2007, plus an additional amount to reflect an assumed rate of earnings on such amounts, which such earnings amount shall be determined by the Committee, in its sole discretion.

(b) Deferral Contributions. Effective as of the Effective Date, and annually thereafter, all Group II Employees will be offered the opportunity to make a Base Salary Deferral and a Bonus Deferral with respect to Base Salary and Bonus to be earned in the Plan Year. Any Group II Employee may enroll in the Plan effective as of the first day of a Plan Year by filing a completed and fully executed Enrollment Agreement with the Committee by a date set by the Committee, but in any event prior to the first day of the Plan Year. Pursuant to said Enrollment Agreement, the Group II Employee shall irrevocably elect, except as provided below, (i) the percentage (up to 20%) (whole percentages only) by which (as a result of payroll reduction), the Group II Employee’s Base Salary to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan, and (ii) the percentage (up to 100%) (whole percentages only) by which (as a result of payroll reduction), the Group II Employee’s Bonus to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan. Any Group II Deferral Contribution made under this Section 4.02(b) will be credited to the Group II Employee’s Group II Deferral Contribution Account as soon as administratively practicable following the end of the applicable month for which the deferral relates. An Enrollment Agreement executed by a Group II Employee will remain in effect for all subsequent Plan Years while the Group II Employee remains an Employee and qualifies as a Group II Employee, unless, prior to the beginning of any Plan Year, the Group II Employee completes and fully executes a new Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year in which the new Enrollment

Agreement will become effective. Notwithstanding anything herein to the contrary, if the Group II Employee experiences an Unforeseeable Emergency a Group II Employee may submit a request to the Committee on the form provided by the Committee to cease the Base Salary Deferrals and/or Bonus Deferrals, being made in the current Plan Year on the Group II Employee’s behalf. If the Committee determines that the Group II Employee has experienced an Unforeseeable Emergency the cessation of the Group II Employee’s Base Salary Deferrals and/or Bonus Deferrals will be effective as of the payroll period that ends after the Committee’s determination. Any Group II Employee who ceases Base Salary Deferrals and/or Bonus Deferrals on account of an Unforeseeable Emergency shall not be eligible to elect to make any future Base Salary Deferrals and/or Bonus Deferrals for the remainder of the Plan Year in which the Unforeseeable Emergency occurs. For any future Plan Year, the Group II Employee will need to execute a new Enrollment Agreement within the time period described above.

(c) Matching Contributions. Effective as of the Effective Date, and annually thereafter, each Group II Employee who makes a Group II Deferral Contribution for the Plan Year will receive a Group II Matching Contribution equal to (i) the sum of (A) 100% of his or her Group II Deferral Contribution, up to a maximum of 3% of the Group II Employee’s Matching Compensation, and (B) 50% of his or her Group II Deferral Contribution, up to a maximum of the next 2% of the Group II Employee’s Matching Compensation, less (ii) the maximum amount of Matching Contribution that the Group II Employee is eligible to receive under the Savings Plan, irrespective of whether the Group II Employee actually receives the maximum amount of Matching Contribution under the Savings Plan for the Plan Year. Any Group II Matching Contribution made under this Section 4.02(c) will be credited to the Group II Employee’s Group II Matching Contribution Account as soon as administratively practicable following the end of the of Plan Year to which it relates (or such other time(s) as the Committee may determine, in its sole discretion). No Matching Contributions will be made for a Group II Employee if such Group II Employee does not make any Group II Deferral Contributions for the Plan Year.

(d) Time of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.02(b), the Group II Employee shall also designate the time on which such Group II Deferral Contributions for the Plan Year shall be paid to the Group II Employee. A Group II Employee may elect one of the following as a permitted time for distribution of his or her Group II Deferral Contributions for such Plan Year: (i) Separation From Service; (ii) a Specified Distribution Date; (iii) the earlier of a Separation From Service or a Specified Distribution Date; or (iv) the later of a Separation From Service or a Specified Distribution Date; provided, however, that if the Group II Employee does not make an election in the Enrollment Agreement as to the time of payment for his or her Group II Deferral Contributions for the Plan Year, the Group II Employee shall be deemed to have elected Separation From Service as the time of payment. A Group II Employee’s Group II Matching Contributions and Group II Employer Defined Contribution for the Plan Year shall be paid at the same time as the Group II Deferral Contributions for the Plan Year are paid to the Group II Employee and no Group II Employee shall be eligible to make a separate election as to the time when his or her Group II Matching Contributions and Group II Employer Defined Contribution for the Plan Year shall be paid to him or her; provided, however, if a Group II Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group II Employee may select the time of the distribution of his or her Group II Employer Defined Contribution for the relevant Plan Year among the permitted times set forth in this Section 4.02(d), provided, that the Group II Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Group II Employer Defined Contribution relates, but if no such election is made by the Group II Employee, the Group II Employee shall be deemed to have elected Separation From Service as the time of payment. Except as provided in Section 7.05, the election as to the time of payment cannot be subsequently changed.

(e) Form of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.02(b), the Group II Employee shall also designate the form pursuant to which such Group II Deferral Contributions for the Plan Year shall be paid to the Group II Employee. A Group II Employee may elect one of the following forms for distribution of his or her Group II Deferral Contributions for such Plan Year: (i) lump sum or (ii) annual installments that are paid in an equivalent amount over a period of between two (2) and ten (10) years, as designated by the Group II Employee in the Enrollment Agreement; provided, however, that if the Group II Employee does not make an election in the Enrollment Agreement as to the form of payment for his or her Group II Deferral Contributions for the Plan Year, the Group II Employee shall be deemed to have elected lump sum as the form of payment. A Group II Employee’s Group II Matching Contributions and Group II Employer Defined Contribution for the Plan Year shall be paid in the same form as the Group II Deferral Contributions for the Plan Year are paid to the Group II Employee and no Group II Employee shall be eligible to make a separate election as to the form in which his or her Group II Matching Contributions and Group II Employer Defined Contribution for the Plan Year shall be paid to him or her; provided, however, if a Group II Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group II Employee may select the form of the distribution of his or her Group II Employer Defined Contribution for the relevant Plan Year among the permitted forms set forth in this Section 4.02(e), provided, that the Group II Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Group II Employer Defined Contribution relates, but if no such election is made by the Group II Employee, the Group II Employee shall be deemed to have elected lump sum as the form of payment. For purposes of section 409A of the Code, each payment under this Plan shall be treated as a separate payment. In addition, an election as to a series of installment payments under the Plan is to be treated as an election to a series of separate payments. Except as provided in Section 7.05, the election as to the form of payment cannot be subsequently changed.

(f) Newly Eligible Group II Employees. The Committee, acting on behalf of the Employer, may, in its discretion, permit an Employee who first becomes a Group II Employee after the beginning of a Plan Year, and such Employee is not and was not otherwise eligible to participate in this or any other nonqualified deferred compensation plan for the Plan Year that is required to be aggregated with the Plan for purposes of section 409A of the Code, to enroll in the Plan to defer Base Salary and/or Bonus for that Plan Year by filing a completed and fully executed Enrollment Agreement, in accordance with Section 4.02(b), as soon as administratively practicable following the date the Employee first becomes a Group II Employee but not later than thirty (30) days from such date. Notwithstanding the foregoing, however, any election by a Group II Employee, pursuant to this Section, to make a Base Salary Deferral and/or Bonus Deferral shall apply only with respect to Base Salary and Bonus paid for services to be performed after the date on which such Enrollment Agreement is filed. For this purpose, with respect to the Bonus Deferral, the election will be deemed to apply to the portion of the Bonus paid for services performed after the Enrollment Agreement is filed, provided that this amount will be determined by the total amount of Bonus for the performance period multiplied by the ratio of the number of days remaining in the performance period for the Bonus after the Enrollment Agreement is filed over the total number of days in the performance period.

(g) Change in Status. If at any time during the Plan Year a Group II Employee ceases to qualify as such, then the following provisions shall apply.

(i) Cessation as a Group II Employee. If a Group II Employee ceases to qualify as a Group II Employee at any time during the Plan Year, but remains employed by the Employer, AWW will credit to (A) such Group II Employee’s Group II Employer Defined Contribution Account, at the same time that Group II Employer Defined Contributions are credited to the other Group II Employees Group II Employer Defined Contribution Accounts, an amount equal to the amount that the Group II Employee would have received if the Group II Employee continued as such for the remainder of the Plan Year, except that only the portion of the Base Salary earned by the Group II Employee during the period he or she qualified as a Group II Employee will be counted for this purpose; and (B) such Group II Employee’s Group II Matching Contribution Account, at the same time that Matching Contributions are credited to the other Group II Employee’s Group II Matching Contribution Account, an amount equal to the amount that the Group II Employee would have received if the Group II Employee continued as such for the remainder of the Plan Year, except that for purposes of determining the Group II Employee’s Matching Compensation (x) only the portion of the Base Salary earned by the Group II Employee during the period he or she qualified as a Group II Employee will be counted for this purpose and (y) only a pro rata portion of the Bonus will be counted, with such pro rata portion determined by multiplying the Group II Employee’s Bonus for the Plan Year, by a fraction, the numerator of which is the number of days he or she qualified as a Group II Employee for the Plan Year and the denominator of which is 365. In addition, the Group II Employee’s Base Salary Deferral and/or Bonus Deferral for the Plan Year will continue in effect for the remainder of the Plan Year. The Group II Employee shall not be eligible to receive any further Group II Employer Defined Contributions and Group II Matching Contributions, or elect to make Base Salary Deferrals and/or Bonus Deferrals, as a Group II Employee for any future Plan Year, unless the Group II Employee subsequently qualifies as a Group II Employee. Notwithstanding the foregoing, if a Group II Employee changes status during the Plan Year so that he or she ceases to qualify as a Group II Employee, but qualifies as a Group I Employee, the provisions of Section 4.01 above shall apply to the Group II Employee for the period between the date on which the change in status becomes effective and the earlier of (1) the last day of the Plan Year or (2) the date on which he or she ceases to be employed by the Employer; provided that such Group II Employee shall not be eligible to make any changes to his or her Base Salary Deferral and/or Bonus Deferral election for the Plan Year in which the change in status occurred. For any future Plan Years, the provisions of Section 4.01 shall apply if the Group II Employee then qualifies as a Group I Employee as of the beginning of such subsequent Plan Year.

(ii) Termination of Employment for any Reason Other Than Cause. If a Group II Employee ceases to be employed by an Employer at any time during the Plan Year for any reason other than a termination of employment by the Employer for Cause, AWW will credit, as soon as administratively practicable following the date the Group II Employee terminates employment with the Employer, to (x) the Group II Employee Defined Contribution Account of such Group II Employee a Group II Employer Defined Contribution equal to the amount that the Group II Employee accrued for the Plan Year ending on the date such Group II Employee terminated employment, and no additional Group II Employer Defined Contribution will be credited for such Group II Employee, and (y) the Group II Matching Contribution Account of such Group II Employee a Group II Matching Contribution equal to the amount that the Group II Employee accrued for the Plan Year ending on the date of such Group II Employee’s termination of employment and no additional Group II Matching Contribution will be credited for such Group II Employee. In addition, following the date of the Group II Employee ceases to be employed by an Employer, the Group II Employee shall not be eligible to make any further Group II Deferral Contributions to the Plan.

(iii) Termination of Employment for Cause. If a Group II Employee ceases to be employed by an Employer at any time during the Plan Year as a result of a termination of employment by the Employer for Cause, all Group II Employer Defined Contributions and all Group II Matching Contributions that have been credited on behalf of such Group II Employee shall be forfeited. Furthermore, in such instances, no amounts will be credited to such Group II Employee’s Group II Employer Defined Contribution Account and Group II Matching Contribution Account for the Plan Year in which such termination of employment occurs. In addition, following the date the Group II Employee ceases to be employed by an Employer, the Group II Employee shall not be eligible to make any further Group II Deferral Contributions to the Plan.

Section 4.03 Group III Employees.

(a) Deferral Contributions. Effective as of the Effective Date, and annually thereafter, all Group III Employees will be offered the opportunity to make a Base Salary Deferral and a Bonus Deferral with respect to Base Salary and Bonus to be earned in the Plan Year. Any Group III Employee may enroll in the Plan effective as of the first day of a Plan Year by filing a completed and fully executed Enrollment Agreement with the Committee by a date set by the Committee, but in any event prior to the first day of the Plan Year. Pursuant to said Enrollment Agreement, the Group III Employee shall irrevocably elect (i) the percentage (up to 20%) (whole percentages only) by which (as a result of payroll reduction), the Group III Employee’s Base Salary to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan, and (ii) the percentage (up to 100%) (whole percentages only) by which (as a result of payroll reduction), the Group III Employee’s Bonus to be earned during that Plan Year, after required nondeferrable payroll tax and other authorized or required deductions, will be deferred to the Plan. Any Group III Deferral Contribution made under this Section 4.03(a) will be credited to the Group III Employee’s Group III Deferral Contribution Account as soon as administratively practicable following the end of the applicable payroll month for which the deferral relates. An Enrollment Agreement executed by a Group III Employee will remain in effect for all subsequent Plan Years while the Group III Employee remains an Employee and qualifies as a Group III Employee, unless, prior to the beginning of any Plan Year, the Group III Employee completes and fully executes a new Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year in which the new Enrollment Agreement will become effective. Notwithstanding anything herein to the contrary, if the Group III Employee experiences an Unforeseeable Emergency a Group III Employee may submit a request to the Committee on the form provided by the Committee to cease the Base Salary Deferrals and/or Bonus Deferrals, being made in the current Plan Year on the Group III Employee’s behalf. If the Committee determines that the Group III Employee has experienced an Unforeseeable Emergency the cessation of the Group III Employee’s Base Salary Deferrals and/or Bonus Deferrals will be effective as of the payroll period that ends after the Committee’s determination. Any Group III Employee who ceases Base Salary Deferrals and/or Bonus Deferrals on account of an Unforeseeable Emergency shall not be eligible to elect to make any future Base Salary Deferrals and/or Bonus Deferrals for the remainder of the Plan Year in which the Unforeseeable Emergency occurs. For any future Plan Year, the Group III Employee will need to execute a new Enrollment Agreement within the time period described above.

(b) Matching Contributions. Effective as of the Effective Date, and annually thereafter, each Group III Employee who makes a Base Salary Deferral for the Plan Year will receive a Group III Matching Contribution equal to (i) 50% of his or her Matching Compensation, up to a maximum of 5% of the Group III Employee’s Matching Compensation, less (ii) the maximum amount of Matching Contribution that the Group III Employee is eligible to receive under the Savings Plan, irrespective of whether the Group III Employee actually receives the maximum amount of Matching Contribution under the Savings Plan for the Plan Year. Any Group III Matching Contribution made under this Section 4.03(b) will be credited to the Group III Employee’s Group III Matching Contribution Account as soon as administratively practicable following the end of the of Plan Year to which it relates (or such other time(s) as the Committee may determine, in its sole discretion). No Matching Contributions will be made for a Group III Employee if such Group III Employee does not make any Base Salary Deferral for the Plan Year.

(c) Special Contribution. As soon as administratively practicable following the Effective Date, AWW shall make a one-time Special Contribution to the Special Contribution Account of each Group III Employee who is designated to receive the Special Contribution on the attached Exhibit E; provided, however, that each such specifically designated Group III Employee must be employed by the Employer on the Effective Date and qualify as a Group III Employee on such date. The one-time Special Contribution for each such Group III Employee shall be equivalent in value to the amount set forth for such Group III Employee on the attached Exhibit E. Any Group III Employee who is not listed on the attached Exhibit E shall not be eligible to receive the Special Contribution.

(d) Time of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.03(a), the Group III Employee shall also designate the time on which such Group III Deferral Contribution for the Plan Year shall be paid to the Group III Employee. A Group III Employee may elect one of the following as a permitted time for distribution of his or her Group III Deferral Contributions for such Plan

Year: (i) Separation From Service; (ii) a Specified Distribution Date; (iii) the earlier of a Separation From Service or a Specified Distribution Date; or (iv) the later of a Separation From Service or a Specified Distribution Date; provided, however, that if the Group III Employee does not make an election in the Enrollment Agreement as to the time of payment for his or her Group III Deferral Contributions for the Plan Year, the Group III Employee shall be deemed to have elected Separation From Service as the time of payment. A Group III Employee’s Group III Matching Contributions and Special Contribution for the Plan Year shall be paid at the same time as the Group III Deferral Contributions for the Plan Year are paid to the Group III Employee and no Group III Employee shall be eligible to make a separate election as to the time when his or her Group III Matching Contributions for the Plan Year shall be paid to him or her; provided, however, if a Group III Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group III Employee may select the time of the distribution of his or her Special Contribution for the relevant Plan Year among the permitted times set forth in this Section 4.03(d), provided, that the Group III Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Special Contribution relates, but if no such election is made by the Group III Employee, the Group III Employee shall be deemed to have elected Separation From Service as the time of payment. Except as provided in Section 7.05, the election as to the time of payment cannot be subsequently changed. The Plan Year election that shall apply as to the time of distribution for the Special Contribution shall be the 2008 Plan Year election.

(e) Form of Distribution. In addition to designating the percentage of deferrals in the Enrollment Agreement as provided in Section 4.03(a), the Group III Employee shall also designate the form pursuant to which such Group III Deferral Contribution for the Plan Year shall be paid to the Group III Employee. A Group III Employee may elect one of the following forms for distribution of his or her Group III Deferral Contributions for such Plan Year: (i) lump sum or (ii) annual installments that are paid in an equivalent amount over a period of between two (2) and ten (10) years, as designated by the Group III Employee in the Enrollment Agreement; provided, however, that if the Group III Employee does not make an election in the Enrollment Agreement as to the form of payment for his or her Group III Deferral Contributions for the Plan Year, the Group III Employee shall be deemed to have elected lump sum as the form of payment. A Group III Employee’s Group III Matching Contributions and Special Contribution for the Plan Year shall be paid in the same form as the Group III Deferral Contributions for the Plan Year are paid to the Group III Employee and no Group III Employee shall be eligible to make a separate election as to the form in which his or her Group III Matching Contributions and Special Contribution for the Plan Year shall be paid to him or her; provided, however, if a Group III Employee does not make a Base Salary Deferral and/or Bonus Deferral for a Plan Year, such Group III Employee may select the form of the distribution of his or her Special Contribution for the relevant Plan Year among the permitted times set forth in this Section 4.03(e), provided, that the Group III Employee files a completed and fully executed Enrollment Agreement with the Committee by the date set by the Committee, but in any event prior to the first day of the Plan Year for which the Special Contribution relates, but if no such election is made by the Group III Employee, the Group III Employee shall be deemed to have elected lump sum as the form of payment. For purposes of section 409A of the Code, each payment under this Plan shall be treated as a separate payment. In addition, an election as to a series of installment payments under the Plan is to be treated as an election to a series of separate payments. Except as provided in Section 7.05, the election as to the form of payment cannot be subsequently changed. The Plan Year election that shall apply as to the form of distribution for the Special Contribution shall be the 2008 Plan Year election.

(f) Newly Eligible Group III Employees. The Committee, acting on behalf of the Employer, may, in its discretion, permit an Employee who first becomes a Group III Employee after the beginning of a Plan Year, and such Employee is not and was not otherwise eligible to participate in this or any other nonqualified deferred compensation plan for the Plan Year that is required to be aggregated with the Plan for purposes of section 409A of the Code, to enroll in the Plan to defer Base Salary and/or Bonus for that Plan Year by filing a completed and fully executed Enrollment Agreement, in accordance with Section 4.03(a), as soon as administratively practicable following the date the Employee first becomes eligible as a Group III Employee, but not later than thirty (30) days from such date. Notwithstanding the foregoing, however, any election by a Group III Employee, pursuant to this Section, to make a Base Salary Deferral and/or Bonus Deferral shall apply only with respect to Base Salary and Bonus paid for services to be performed after the date on which such Enrollment Agreement is filed. For this purpose, with respect to the Bonus Deferral, the election will be deemed to apply to the portion of the Bonus paid for services performed after the Enrollment Agreement is filed, provided that this amount will be determined by the total amount of Bonus for the performance period multiplied by the ratio of the number of days remaining in the performance period for the Bonus after the Enrollment Agreement is filed over the total number of days in the performance period.

(g) Change in Status. If at any time during the Plan Year a Group III Employee ceases to qualify as such, then the following provisions shall apply.

(i) Cessation as a Group III Employee. If a Group III Employee ceases to qualify as a Group III Employee at any time during the Plan Year, but remains employed by the Employer, AWW will credit to such Group III Employee’s Group III Matching Contribution Account, at the same time that Group III Matching Contributions are credited to the other Group III Employees Group III Matching Contribution Accounts, an amount equal to the amount that the Group III Employee would have received if the Group III Employee continued as such for the remainder of the Plan Year, except that for purposes of determining the Group III Employee’s Matching Compensation only the portion of the Base Salary earned by the Group III Employee during the period he or she qualified as a Group III Employee will be counted for this purpose. In addition, the Group III Employee’s Base Salary Deferral and/or Bonus Deferral for the Plan Year will continue in effect for the remainder of the Plan Year. The Group III Employee shall not be eligible to receive any further Group III Matching Contributions, or elect to make Base Salary Deferrals and/or Bonus Deferrals as a Group III Employee for any future Plan Year, unless the Group III Employee subsequently qualifies as a Group III Employee.

(ii) Termination of Employment for any Reason Other Than Cause. If a Group III Employee ceases to be employed by an Employer at any time during the Plan Year for any reason other than a termination of employment by the Employer for Cause, AWW will credit, as soon as administratively practicable following the date the Group III Employee terminates employment with the Employer, to the Group III Matching Contribution Account of

such Group III Employee a Group III Matching Contribution equal to the amount that the Group III Employee accrued for the Plan Year ending on the date of such Group III Employee’s termination of employment and no additional Group III Matching Contribution will be credited for such Group III Employee. In addition, following the date of the Group III Employee ceases to be employed by an Employer, the Group IIII Employee shall not be eligible to make any further Group III Deferral Contributions to the Plan.

(iii) Termination of Employment for Cause. If a Group III Employee ceases to be employed by an Employer at any time during the Plan Year as a result of a termination of employment by the Employer for Cause, all Group III Matching Contributions and Special Contributions that have been credited on behalf of such Group III Employee shall be forfeited. Furthermore, in such instances, no amounts will be credited to such Group III Employee’s Group III Matching Contribution Account and Special Contribution Account for the Plan Year in which such termination of employment occurs. In addition, following the date the Group III Employee ceases to be employed by an Employer, the Group III Employee shall not be eligible to make any further Group III Deferral Contributions to the Plan.

ARTICLE V

INVESTMENT CREDITS AND FUNDING

Section 5.01 Returns on Accounts. A Participant’s Account(s) shall be credited with returns in accordance with the Deemed Investment Options elected by the Participant from time to time; provided, however, that if the Participant does not affirmatively elect a Deemed Investment Option, until the Participant makes an affirmative election as to the Deemed Investment Options under the Plan, the Participant will be deemed to have elected the default investment option that the Committee has designated for this purpose. Unless otherwise provided under this Plan, Participants may allocate the amounts credited to their Group I Employer Defined Contribution Account, Group I Deferral Contribution Account, Group I Matching Contribution Account, Group II Employer Defined Contribution Account, Group II Deferral Contribution Account, Group II Matching Contribution Account, Group III Deferral Contribution Account, Group III Matching Contribution Account and/or Special Contribution Account, as applicable, among the Deemed Investment Options available under the Plan only in whole percentages of not less than one percent. The rate of return, positive or negative, credited under each Deemed Investment Option is based upon the actual investment performance of the investment fund(s) designated by the Committee from time to time, and shall equal the total return of such investment fund net of asset based charges, including, without limitation, money management fees, fund expenses and mortality and expense risk insurance contract charges.

Section 5.02 Deemed Investment Options. The Deemed Investment Options available under the Plan shall consist of those funds that the Committee has designated as of the Effective Date as the Deemed Investment Options under the Plan; provided, however, the Committee reserves the right, on a prospective basis, to add or delete Deemed Investment Options. Notwithstanding that the rates of return credited to Participants’ Accounts under the Deemed Investment Options are based upon the actual performance of the investment funds designated by the Committee, AWW shall not be obligated to invest any Group I Employer Defined Contribution, Group I Deferral Contribution, Group I Matching Contribution, Group II Employer Defined Contribution, Group II Deferral Contribution, Group II Matching Contribution, Group III Deferral Contribution, Group III Matching Contribution or Special Contribution under this Plan, or any other amounts, in such portfolios or in any other investment funds. The Plan shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of AWW or an Employer for payment of any distributions hereunder. Notwithstanding the foregoing, however, the Board may, but shall not be required, to authorize the establishment of a trust or the purchase of insurance to serve as a funding vehicle for AWW’s obligations with respect to the Plan. In any event, the obligation of AWW hereunder shall constitute a general, unsecured obligation, payable solely from the general assets of AWW, and no Participant shall have any rights to any specific assets of AWW or any Employer.

Section 5.03 Changes in Deemed Investment Options. A Participant may change the Deemed Investment Options to which the Participant’s Accounts are deemed to be allocated on such basis as determined by the Committee in its sole discretion. Each such change may include (a) reallocation of the Participant’s existing Accounts in whole percentages of not less than one percent, and/or (b) change in investment allocation of amounts to be credited to the Participant’s Accounts in the future, as the Participant may elect.

Section 5.04 Valuation of Accounts. The value of a Participant’s Accounts as of any date shall equal the amounts theretofore credited to such Accounts, including any earnings (positive or negative) deemed to be earned on such Accounts in accordance with Section 5.01 through the day preceding such date, less the amounts theretofore deducted from such Accounts.

Section 5.05 Statement of Accounts. The Committee shall provide to each Participant, not less frequently than quarterly (or such other period as determined by the Committee in its sole discretion), a statement in such form as the Committee deems desirable setting forth the balance standing to the credit of each Participant in each of his or her Accounts.

ARTICLE VI

VESTING

Section 6.01 Vesting for Group I Employees.

(a) Employer Contributions. A Group I Employee shall be fully vested in the amounts credited to his or her Group I Employer Defined Contribution Account upon the earlier of: (a) his or her completion of five (5) years of service; (b) his or her attainment of age 65; (c) if he or she was an Employee at the time of his or her death, the date of his or her death; or (d) if he or she was an Employee at the time of the Change of Control, the date of a Change of Control. For this purpose, a Group I Employee shall be credited with a year of service for each twelve (12) consecutive months of employment as an Employee, measured from his or her employment commencement date with the Employer and each anniversary thereof.

(b) Deferral Contributions. A Group I Employee shall at all times be fully vested in the amounts credited to his or her Group I Deferral Contribution Account.

(c) Matching Contributions. A Group I Employee shall at all times be fully vested in the amounts credited to his or her Group I Matching Contribution Account.

(d) Special Contribution. A Group I Employee shall at all times be fully vested in the amounts credited to his or her Special Contribution Account.

Section 6.02 Vesting for Group II Employees.

(a) Employer Contributions. A Group II Employee shall be fully vested in the amounts credited to his or her Group II Employer Defined Contribution Account upon the earlier of: (a) his or her completion of five (5) years of service; (b) his or her attainment of age 65; (c) if he or she was an Employee at the time of his or her death, the date of his or her death; or (d) if he or she was an Employee at the time of the Change of Control, the date of a Change of Control. For this purpose, a Group II Employee shall be credited with a year of service for each twelve (12) consecutive months of employment as an Employee, measured from his or her employment commencement date with the Employer and each anniversary thereof.

(b) Deferral Contributions. A Group II Employee shall at all times be fully vested in the amounts credited to his or her Group II Deferral Contribution Account.

(c) Matching Contributions. A Group II Employee shall at all times be fully vested in the amounts credited to his or her Group II Matching Contribution Account.

Section 6.03 Vesting for Group III Employees.

(a) Deferral Contributions. A Group III Employee shall at all times be fully vested in the amounts credited to his or her Group III Deferral Contribution Account.

(b) Matching Contributions. A Group III Employee shall at all times be fully vested in the amounts credited to his or her Group III Matching Contribution Account.

(c) Special Contribution. A Group III Employee shall at all times be fully vested in the amounts credited to his or her Special Contribution Account.

ARTICLE VII

DISTRIBUTIONS

Section 7.01 Distributions. A Participant shall receive a distribution of the vested amount credited to his or her Account(s) under the Plan at the time and in the form selected by the Participant in the Enrollment Agreement, as provided in Article IV, or the Amended Enrollment Agreement, as provided in Section 7.05; provided, however, that if the distribution of an amount credited to the Participant’s Account is to commence upon his or her Separation From Service and such Participant is a Specified Employee at the time of his or her Separation From Service the provisions of Section 7.02 below shall apply to such distribution. A distribution paid pursuant to this Section 7.01 shall commence to be paid by AWW to the Participant as soon as administratively practicable on or following the time designated by the Participant, but no later than sixty (60) days following such designated time, and shall be paid to the Participant entirely in cash.

Section 7.02 Distributions on Separation From Service for Participants Who Are Deemed Specified Employees. Any Participant who is deemed a Specified Employee at the time of his or her Separation From Service and designated Separation From Service as the time for distribution of the vested amounts credited to his or her Account(s) under the Plan shall commence to receive such distribution(s) under the Plan as soon as administratively practicable after the first day of the seventh month following the Participant’s Separation Date, but no later than sixty (60) days following such date. If a distribution payable in installments is delayed because of the immediately preceding sentence, the first distribution will be equivalent to the installments that the Participant would have received for the first six (6) months following the Participant’s Separation From Service and the remaining installments shall be paid in accordance with the schedule designated by the Participant in the Enrollment Agreement or Amended Enrollment Agreement, if any, as if the installments commenced on the Participant’s Separation Date. A distribution paid pursuant to this Section 7.02 shall be paid by AWW and shall be paid to the Participant entirely in cash.

Section 7.03 Death of Participant. If a Participant dies prior to commencement of his or her benefit under the Plan, the Participant’s Beneficiary shall receive a lump sum cash distribution of the entire vested amount credited to the Participant’s Account(s) as soon as administratively practicable following the date of discovery of, or notification regarding, the Participant’s death, but no later than sixty (60) days following the discovery of, or notification regarding the Participant’s death. If a Participant dies after commencement of his or her benefit under the Plan, the Participant’s Beneficiary shall receive a lump sum cash distribution of the remaining installments payable to the Participant under the Plan as soon as administratively practicable following the date of the Participant’s death, but not later than sixty (60) days following the discovery of, or notification regarding the Participant’s death.

Section 7.04 Distribution While Employed on Account of an Unforeseeable Emergency. In the event that the Committee, upon written request of a Participant, determines, in its sole discretion, that the Participant has suffered an Unforeseeable Emergency, AWW shall pay from the Participant’s Group I Deferral Contribution Account, Group II Deferral Contribution Account, or Group III Deferral Contribution Account, as applicable, as soon as practicable following such determination, an amount necessary to meet the Unforeseeable Emergency, after deduction of any and all taxes as may be required pursuant to Section 10.07. Except as otherwise provided in regulations under section 409A of the Code, the amounts distributed to a Participant pursuant to an Unforeseeable Emergency shall not exceed the amounts necessary to satisfy such Unforeseeable Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement of compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). With respect to that portion of the Group I Deferral Contribution Account, Group II Deferral Contribution Account, or Group III Deferral Contribution Account, as applicable, which is distributed to a Participant, in accordance with this Section 7.04, the value of such amount shall be reduced from the Participant’s Group I Deferral Contribution Account, Group II Deferral Contribution Account, or Group III Deferral Contribution Account, as applicable. Notwithstanding anything in this Plan to the contrary, a Participant who receives a distribution pursuant to this Section 7.04 in any Plan Year shall not be entitled to make any further Group I Deferral Contributions, Group II Deferral Contributions, or Group III Deferral Contributions, as applicable, for the remainder of such Plan Year. No distributions pursuant to this Section 7.04 may be made from the Participant’s Group I Employer Defined Contribution Account, Group I Matching Contribution Account, Group II Employer Defined Contribution Account, Group II Matching Contribution Account, Group III Matching Contribution Account or Special Contribution Account.

Section 7.05 Change in Time and/or Form. A Participant may change the time and/or form of a distribution designated in an Enrollment Agreement for a particular Plan Year by filing an Amended Enrollment Agreement with the Committee in accordance with the requirements of this Section 7.05. Specifically, to change the time and/or form of a distribution for a particular Plan Year, the Amended Enrollment Agreement applicable to such distribution (i) will not become effective for the twelve (12) month period after the date on which the Amended Enrollment Agreement is filed with the Committee; (ii) the distribution cannot commence for a period that is not less than five (5) years from the date such payment was originally scheduled to commence pursuant to the original Enrollment Agreement; and (iii) with respect to a change in a time or form of payment on a Specified Distribution Date , cannot be made less than twelve (12) months prior to the date of the scheduled payment. Notwithstanding anything herein to the contrary, with the exception of a Participant’s death, once payment has commenced, the form of such payment shall not be modified.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.01 Amendment and Termination. The Plan may be amended, suspended, discontinued or terminated at any time by the Board; provided, however, that, except as provided below, no such amendment, suspension, discontinuance or termination shall reduce or in any manner adversely affect the rights of any Participant with respect to benefits that are payable or may become payable under the Plan based upon the balance of the Participant’s Account as of the effective date of such amendment, suspension, discontinuance or termination. The Committee may, at any time, also make such amendments to the Plan as it deems necessary and appropriate, in its sole discretion, without Board approval, provided that any such amendments to the Plan by the Committee may not materially increase the costs of the Plan to AWW or any other Employer or result in a material adverse affect on a Participant. Notwithstanding anything to the contrary in this Section 8.01, if the Committee determines that, in order to avoid current taxation of amounts deferred under the Plan or to comply with applicable law, additional restrictions must be placed on Participants’ rights under the Plan, then the Committee may, in its sole discretion, amend the Plan to impose such restrictions, and/or cease deferrals under the Plan with respect to all Plan Accounts, affected Accounts or the affected portions of Accounts. If the Board terminates the Plan, Participants shall be entitled to a distribution of their benefit under the Plan if the termination is on account of a permitted distribution event under Treas. Reg. §1.409A-3(j)(4)(ix)(A), (B), (C) or (D) and the requirements, as applicable, of such regulations are met with respect to the termination of the Plan and distribution of benefits hereunder.

ARTICLE IX

CLAIMS PROCEDURES

Section 9.01 Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a “Claimant”) may file a written request for such benefit with the Committee, setting forth the claim.

Section 9.02 Claim Decision. Upon receipt of a claim, the Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Committee may, however, extend the reply period for an additional ninety (90) days for reasonable cause. If the claim is denied in whole or in part, the Claimant shall be provided a written explanation, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to relevant provisions of the Plan on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; (e) the time limits for requesting a review; and (f) that the Claimant has the right to bring an action for benefits under section 502 of ERISA following an adverse determination on review.

Section 9.03 Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review its determination. The Claimant, or his or her duly authorized representative, may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the initial determination within such sixty (60) day period, the Claimant shall be barred and estopped from challenging the determination.

Section 9.04 Review of Decision. Within sixty (60) days after the Committee’s receipt of a request for review, it will review the initial determination. After considering all materials presented by the Claimant, the Committee will render a written opinion, written in a manner calculated to be understood by the Claimant. If the decision is adverse, the written opinion will (a) set forth the specific reasons for the decision and specific references to the relevant provisions of this Plan on which the decision is based; and (b) include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim and that the Claimant may bring an action under section 502(a) of ERISA. If special circumstances require that the sixty (60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

ARTICLE X

MISCELLANEOUS

Section 10.01 Designation of Beneficiary. Each Participant may designate a Beneficiary or Beneficiaries (which Beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such Beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee, or its designee. If no Beneficiary has been named, or the designated Beneficiary or Beneficiaries shall have predeceased the Participant, the Beneficiary shall be the Participant’s estate. If a Participant designates more than one Beneficiary, the interests of such Beneficiaries shall be paid in equal percentages, unless the Participant has specifically designated otherwise.

Section 10.02 Limitation of Participant’s Right. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Employer, nor shall it interfere with the rights of the Employer to terminate the employment of any Participant and/or to take any personnel action affecting any Participant without regard to the effect which such action may have upon such Participant as a recipient or prospective recipient of benefits under the Plan. Any amounts payable hereunder shall not be deemed salary or other compensation to a Participant for the purposes of computing benefits to which the Participant may be entitled under any other arrangement established by the Employer for the benefit of its employees.

Section 10.03 No Limitation on Employer Actions. Nothing contained in the Plan shall be construed to prevent the Employer from taking any action which is deemed by it to be appropriate or in its best interest. No Participant, Beneficiary, or other person shall have any claim against the Employer as a result of such action.

Section 10.04 Obligations to the Employer. If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Employer, then AWW may offset such amount owed to the Employer against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

Section 10.05 Nonalienation of Benefits. Except as expressly provided herein, no Participant or Beneficiary shall have the power or right to transfer (otherwise than by will or the laws of descent and distribution), alienate, or otherwise encumber the Participant’s interest under the Plan. AWW’s obligations under this Plan are not assignable or transferable except to (a) any corporation or partnership which acquires all or substantially all of AWW’s assets or (b) any corporation or partnership into which AWW may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s Beneficiaries, heirs, executors, administrators or successors in interest.

Section 10.06 Protective Provisions. Each Participant shall cooperate with AWW by furnishing any and all information requested by AWW in order to facilitate the payment of benefits hereunder, taking such physical examinations as AWW may deem necessary and taking such other relevant action as may be requested by AWW. If a Participant refuses to cooperate, AWW shall have no further obligation to the Participant under the Plan, other than payment to such Participant of the then current balance of the Participant’s Accounts in accordance with his or her prior elections.

Section 10.07 Withholding Taxes. AWW and/or the Employer may make such provisions and take such action as it may deem necessary or appropriate for the withholding of any taxes which AWW and/or the Employer is required by any law or regulation of any governmental authority, whether Federal, state or local, to withhold in connection with any deferrals to, amounts credited to and benefits payable under the Plan, including, but not limited to, withholding of appropriate sums from any amount payable to the Participant (or his or her Beneficiary) under the Plan or otherwise payable to the Participant from other sources. Each Participant, however, shall be responsible for the payment of all individual tax liabilities relating to any such deferrals, credits and benefits.

Section 10.08 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan of deferred compensation for Participants. Benefits payable hereunder shall be payable out of the general assets of AWW, and no segregation of any assets whatsoever for such benefits shall be made. With respect to any payments not yet made to a Participant, nothing contained herein shall give any such Participant any rights to assets that are greater than those of a general creditor of AWW.

Section 10.09 Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

Section 10.10 Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to the principles of conflict of laws.

Section 10.11 Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in the construction of the provisions of the Plan.

Section 10.12 Gender, Singular and Plural. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may read as the plural and the plural as the singular.

Section 10.13 Notice. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to AWW’s address. Mailed notice to a Participant or Beneficiary shall be directed to the individual’s last known address in the Employer’s records.

Section 10.14 Missing Participants. In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the date the Participant was to commence receiving payment, the entire amount credited to the Participant’s Accounts shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings from the date payment was to commence pursuant to Article VII.

Section 10.15 Incapacity. In the event that any amount becomes payable under the Plan to a person who, in the sole judgment of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgment, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee, AWW and the Employer.

Section 10.16 Section 409A. The Plan is intended to comply with the applicable requirements of section 409A of the Code and its corresponding regulations and related guidance, and shall be administered in accordance with section 409A of the Code to the extent section 409A of the Code applies to the Plan. Notwithstanding anything in the Plan to the contrary, elections to defer Base Salary and Bonus, as applicable, to the Plan, and distributions from the Plan, may only be made in a manner and upon an event permitted by section 409A of the Code. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law.

Executed this              day of             , 2007.

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